UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2010

ARI NETWORK SERVICES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-19608	39-1388360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10850 W. Park Place, Suite 1200 Milwaukee, Wisconsin	53224 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The attached exhibit is filed herewith solely because it was inadvertently omitted from the Quarterly Report on Form 10-Q for the period ended April 30, 2010 of ARI Network Services, Inc., filed on June 14, 2010.

Exhibit No.	Description

10.1	A Note Modification Agreement dated April 8, 2010, between ARI Network Services, Inc. and JP Morgan Chase Bank, NA, successor by merger to Bank One, NA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2010	ARI NETWORK SERVICES, INC.

	By:	/s/ Brian E. Dearing
Brian E. Dearing
Chairman of the Board and
Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	A Note Modification Agreement dated April 8, 2010, between ARI Network Services, Inc. and JP Morgan Chase Bank, NA, successor by merger to Bank One, NA.